Supplemental Financial & Operating Data First Quarter Ended March 31, 2024 Exhibit 99.2

2Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. Among those risks, uncertainties and other factors are: the impact of changes in general economic conditions and market developments, including inflation, interest rates, supply chain disruptions, consumer confidence levels, changes in consumer spending, unemployment levels and depressed real estate prices resulting from the severity and duration of any downturn in the U.S. or global economy; the impact of increased interest rates on us, including our ability to successfully pursue investments in, and acquisitions of, additional properties and to obtain debt financing for such investments at attractive interest rates, or at all; risks associated with our recently closed transactions, including our ability or failure to realize the anticipated benefits thereof; our dependence on our tenants at our properties and their affiliates that serve as guarantors of the lease payments and the negative consequences any material adverse effect on their respective businesses could have on us; the possibility that any future transactions may not be consummated on the terms or timeframes contemplated, or at all, including our ability to obtain the financing necessary to complete any acquisitions on the terms we expect in a timely manner, or at all, the ability of the parties to satisfy the conditions set forth in the definitive transaction documents, including the receipt of, or delays in obtaining, governmental and regulatory approvals and consents required to consummate such transactions, or other delays or impediments to completing the transactions; the anticipated benefits of certain arrangements with certain tenants relating to our funding of “same store” capital improvements in exchange for increased rent pursuant to the terms of our agreements with such tenants, which we refer to as the Partner Property Growth Fund; our ability to exercise our purchase rights under our put-call agreements, call agreements, right of first refusal agreements and right of first offer agreements; our borrowers’ ability to repay their outstanding loan obligations to us; our dependence on the gaming industry; our ability to pursue our business and growth strategies may be limited by the requirement that we distribute 90% of our REIT taxable income in order to qualify for taxation as a REIT and that we distribute 100% of our REIT taxable income in order to avoid current entity-level U.S. federal income taxes; the impact of extensive regulation from gaming and other regulatory authorities; the ability of our tenants to obtain and maintain regulatory approvals in connection with the operation of our properties, or the imposition of conditions to such regulatory approvals; the possibility that our tenants may choose not to renew their respective lease agreements following the initial or subsequent terms of the leases; restrictions on our ability to sell our properties subject to the lease agreements; our tenants and any guarantors’ historical results may not be a reliable indicator of their future results; our substantial amount of indebtedness and ability to service, refinance and otherwise fulfill our obligations under such indebtedness; our historical financial information may not be reliable indicators of our future results of operations, financial condition and cash flows; the possibility that we identify significant environmental, tax, legal or other issues, including additional costs or liabilities, that materially and adversely impact the value of assets acquired or secured as collateral (or other benefits we expect to receive) in any of our recently completed transactions; the impact of changes to the U.S. federal income tax laws; the possibility of adverse tax consequences as a result of our recently completed transactions, including tax protection agreements to which we are a party; increased volatility in our stock price, including as a result of our recently completed transactions; our inability to maintain our qualification for taxation as a REIT; the impact of climate change, natural disasters, war, political and public health conditions or uncertainty or civil unrest, violence or terrorist activities or threats on our properties and changes in economic conditions or heightened travel security and health measures instituted in response to these events; the loss of the services of key personnel; the inability to attract, retain and motivate employees; the costs and liabilities associated with environmental compliance; failure to establish and maintain an effective system of integrated internal controls; our reliance on distributions received from our subsidiaries, including VICI Properties OP LLC (“VICI OP”), to make distributions to our stockholders; the potential impact on the amount of our cash distributions if we were to sell any of our properties in the future; our ability to continue to make distributions to holders of our common stock or maintain anticipated levels of distributions over time; and competition for transaction opportunities, including from other REITs, investment companies, private equity firms and hedge funds, sovereign funds, lenders, gaming companies and other investors that may have greater resources and access to capital and a lower cost of capital or different investment parameters than us. Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Tenant, Borrower and Other Company Information The Company makes no representation as to the accuracy or completeness of the information regarding its tenants, including Bowlero Corp. (“Bowlero”), Caesars Entertainment, Inc. (“Caesars”), Century Casinos, Inc. (“Century Casinos”), Chelsea Piers in New York City (“Chelsea Piers”), Cherokee Nation Entertainment, L.L.C. (“CNE”), the Eastern Band of Cherokee Indians (“EBCI”), Foundation Gaming and Entertainment LLC (“Foundation Gaming”), Seminole Hard Rock Entertainment, Inc. (“Hard Rock”), JACK Ohio LLC (“JACK Entertainment”), MGM Resorts International (“MGM”), PENN Entertainment, Inc. (“PENN Entertainment”), PURE Canadian Gaming Corp. (“PURE Canadian”), and an affiliate of certain funds managed by affiliates of Apollo Global Management, Inc. (“Venetian Las Vegas Tenant”), borrowers and other companies included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, LLC and MGM, as the parent and guarantor of MGM Lessee, LLC, the Company's significant lessees, have been filed with the Securities and Exchange Commission (“SEC”). Certain financial and other information for our tenants, guarantors, borrowers and other companies included in this presentation have been derived from their respective filings, if and as applicable, and other publicly available presentations and press releases. While we believe this information to be reliable, we have not independently investigated or verified such data. Market and Industry Data and Trademark Information This presentation may contain estimates and information concerning the Company's industry, including market position, rent growth, corporate governance, and other analyses of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. The brands, trademarks, service marks and logos (“Trademarks”) operated at our properties are Trademarks of their respective owners. Their use in this presentation does not imply a relationship or endorsement by the Trademark owners, nor does it suggest any affiliation with or sponsorship by VICI. None of these owners nor any of their respective officers, directors, agents or employees have approved any disclosure contained in this presentation or are responsible or liable for the content of this presentation. Non‐GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”), AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. For additional information regarding these non-GAAP financial measures see “Definitions of Non-GAAP Financial Measures” included in the Appendix at the end of this presentation. Any such Trademarks are used only to identify the products and services of their respective owners, and no sponsorship or endorsement on the part of VICI should be inferred from the use of the marks. Financial Data Financial information provided herein is as of March 31, 2024 unless otherwise indicated. DISCLAIMERS

TABLE OF CONTENTS


PALAZZO
MICHAEL KORS
PALAZZO

Corporate Overview………… 4
Portfolio & Financial Highlights………… 5
Consolidated Balance Sheets………… 6-7
Consolidated Statement of Operations………… 8-9
Non-GAAP Financial Measures………… 10-11
Revenue Detail………… 12-13
Annualized Contractual Rent and Income from Loans………… 14
2024 Guidance………… 15
Capitalization & Key Credit Metrics………… 16
Debt Detail………… 17
Geographic Diversification………… 18
Summary of Current Lease Terms………… 19-22
Investment Activity………… 23
Capital Markets Activity………… 24
Gaming Embedded Growth Pipeline………… 25
Other Experiential Embedded Growth Pipeline………… 26
Analyst Coverage………… 27
Definitions of Non-GAAP Financial Measures………… 28

VICI
Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA
3

4Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA CORPORATE OVERVIEW VICI Properties Inc. is an S&P 500® experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality and entertainment destinations, including Caesars Palace Las Vegas, MGM Grand and the Venetian Resort Las Vegas, three of the most iconic entertainment facilities on the Las Vegas Strip. VICI Properties owns 93 experiential assets across a geographically diverse portfolio consisting of 54 gaming properties and 39 other experiential properties across the United States and Canada. The portfolio is comprised of approximately 127 million square feet and features approximately 60,300 hotel rooms and over 500 restaurants, bars, nightclubs and sportsbooks. Its properties are occupied by industry-leading gaming, leisure and hospitality operators under long-term, triple- net lease agreements. VICI Properties has a growing array of real estate and financing partnerships with leading operators in other experiential sectors, including Bowlero, Cabot, Canyon Ranch, Chelsea Piers, Great Wolf Resorts, Homefield, and Kalahari Resorts. VICI Properties also owns four championship golf courses and 33 acres of undeveloped and underdeveloped land adjacent to the Las Vegas Strip. VICI Properties’ goal is to create the highest quality and most productive experiential real estate portfolio through a strategy of partnering with the highest quality experiential place makers and operators. For additional information, please visit www.viciproperties.com. Senior Management Board of Directors Contact Information Edward Pitoniak Chief Executive Officer & Director John Payne President & Chief Operating Officer David Kieske Executive Vice President, Chief Financial Officer & Treasurer Samantha Gallagher Executive Vice President, General Counsel & Secretary Gabriel Wasserman Senior Vice President, Chief Accounting Officer & Managing Director, V.E.C.S. Kellan Florio Senior Vice President, Chief Investment Officer Moira McCloskey Senior Vice President, Capital Markets James Abrahamson* Director, Chairman of the Board Diana Cantor* Director, Audit Committee Chair Monica Douglas* Director Elizabeth Holland* Director, Nominating & Governance Committee Chair Craig Macnab* Director, Compensation Committee Chair Edward Pitoniak Director, Chief Executive Officer Michael Rumbolz* Director Note: * Denotes independent director Corporate Headquarters – VICI Properties Inc. 535 Madison Avenue, 20th Floor New York, New York 10022 (646) 949-4631 Public Markets Detail Ticker: VICI Exchange: NYSE Transfer Agent – Computershare 7530 Lucerne Drive, Suite 305 Cleveland, OH 44130 (800) 962‐4284 www.computershare.com Website www.viciproperties.com LinkedIn www.linkedin.com/company/vici-properties-inc Investor Relations investors@viciproperties.com

PORTFOLIO & FINANCIAL HIGHLIGHTS

($ amounts in thousands, except share, per share, portfolio and property data)

Portfolio Highlights

54 Gaming Properties
39 Other Experiential Properties
4 Golf Courses

13 Tenants with **80%** of Rent from Publicly Traded Tenants

26 States & **1** Canadian Province

33 Acres of Undeveloped and Underdeveloped Land around the Las Vegas Strip

41.5 Year Weighted Average Lease Term as of March 31, 2024(2)

100% Occupancy Rate

Financial Highlights as of March 31, 2024

	Three Months Ended			
	Mar. 31, 2024	**Dec. 31, 2023**	**Sept. 30, 2023**	**Jun. 30, 2023**
Net Income Per Common Share				
Basic	$0.57	$0.72	$0.55	$0.69
Diluted	$0.57	$0.72	$0.55	$0.69
Funds From Operations Per Common Share(1)				
Basic	$0.57	$0.72	$0.55	$0.69
Diluted	$0.57	$0.72	$0.55	$0.69
Adjusted Funds From Operations Per Common Share(1)				
Basic	$0.56	$0.55	$0.54	$0.54
Diluted	$0.56	$0.55	$0.54	$0.54
Net Income Attributable to Common Stockholders	$590,016	$747,769	$556,329	$690,702
Adjusted EBITDA Attributable to Common Stockholders(1)	$765,250	$749,550	$726,406	$723,414
Annualized Dividend Per Share	$1.66	$1.66	$1.66	$1.56
Dividend Yield at Period End	5.6%	5.2%	5.7%	5.0%

Summary Capitalization

Common Shares Outstanding	1,043,137,031
Third-Party Partnership Units Outstanding	13,054,659
Share Price	$29.79
Equity Market Capitalization	**$31,463,950**
Total Debt	$17,120,140
Cash, Cash Equivalents & Short-Term Investments	$514,897
Total Enterprise Value	**$48,069,193**
LQA Net Leverage Ratio(3)	5.4x

Credit Ratings

Moody's	S&P	Fitch
Ba1 / Positive Outlook	BBB- / Stable Outlook	BBB- / Stable Outlook

(1) See "Non-GAAP Financial Measures" on pages 10-11 of this presentation for reconciliations and "Definitions of Non-GAAP Financial Measures" on page 28 of this presentation for the definitions of these Non-GAAP Financial Measures. (2) Inclusive of all tenant renewal options based on annualized cash rent. (3) LQA Net Leverage defined as Total Debt less Cash, Cash Equivalents & Short-Term Investments divided by last quarter annualized ("LQA") Adjusted EBITDA for the quarter ended March 31, 2024. See page 16 for more information and reconciliations on this metric. LTM Net Leverage for the period ended March 31, 2024 was 5.6x.

VICI
Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA
5

6Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA March 31, 2024 December 31, 2023 Assets Real estate portfolio: Investments in leases - sales-type, net 22,985,837$ 23,015,931$ Investments in leases - financing receivables, net 18,266,712 18,211,102 Investments in loans and securities, net 1,224,987 1,144,177 Land 150,727 150,727 Cash and cash equivalents 485,318 522,574 Short-term investments 29,579 — Other assets 1,014,713 1,015,330 Total assets 44,157,873$ 44,059,841$ Liabilities Debt, net 16,711,739$ 16,724,125$ Accrued expenses and deferred revenue 186,556 227,241 Dividends and distributions payable 437,766 437,599 Other liabilities 1,003,254 1,013,102 Total liabilities 18,339,315 18,402,067 Stockholders' equity 10,431 10,427 — — Additional paid-in capital 24,124,875 24,125,872 Accumulated other comprehensive income 156,640 153,870 Retained earnings 1,122,878 965,762 Total VICI stockholders' equity 25,414,824 25,255,931 Non-controlling interests 403,734 401,843 Total stockholders' equity 25,818,558 25,657,774 Total liabilities and stockholders' equity 44,157,873$ 44,059,841$ Common stock, $0.01 par value, 1,350,000,000 shares authorized and 1,043,137,031 and 1,042,702,763 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively Preferred stock, $0.01 par value, 50,000,000 shares authorized and no shares outstanding at March 31, 2024 and December 31, 2023 CONSOLIDATED BALANCE SHEETS ($ amounts in thousands, except share data)

CONSOLIDATED BALANCE SHEETS – QUARTERLY

($ amounts in thousands)

	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Assets				
Real estate portfolio:				
Investments in leases - sales-type, net	$ 22,985,837	$ 23,015,931	$ 22,889,984	$ 22,655,164
Investments in leases - financing receivables, net	18,266,712	18,211,102	17,337,665	17,144,528
Investments in loans and securities, net	1,224,987	1,144,177	973,217	627,259
Land	150,727	150,727	150,727	150,727
Cash and cash equivalents	485,318	522,574	510,884	738,793
Short-term investments	29,579	—	—	—
Other assets	1,014,713	1,015,330	969,672	934,139
Total assets	**$ 44,157,873**	**$ 44,059,841**	**$ 42,832,149**	**$ 42,250,610**
Liabilities				
Debt, net	$ 16,711,739	$ 16,724,125	$ 16,692,728	$ 16,624,197
Accrued expenses and deferred revenue	186,556	227,241	222,430	210,534
Dividends and distributions payable	437,766	437,599	426,861	397,480
Other liabilities	1,003,254	1,013,102	954,448	933,824
Total liabilities	**18,339,315**	**18,402,067**	**18,296,467**	**18,166,035**
Stockholders' equity				
Common stock	10,431	10,427	10,168	10,074
Preferred stock	—	—	—	—
Additional paid-in capital	24,124,875	24,125,872	23,316,140	23,014,913
Accumulated other comprehensive income	156,640	153,870	186,241	173,670
Retained earnings	1,122,878	965,762	652,402	518,059
Total VICI stockholders' equity	25,414,824	25,255,931	24,164,951	23,716,716
Non-controlling interests	403,734	401,843	370,731	367,859
Total stockholders' equity	25,818,558	25,657,774	24,535,682	24,084,575
Total liabilities and stockholders' equity	**$ 44,157,873**	**$ 44,059,841**	**$ 42,832,149**	**$ 42,250,610**

VICI

Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA

7

8Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended March 31, 2024 2023 Revenues Income from sales-type leases 512,772$ 478,394$ Income from lease financing receivables, loans and securities 409,301 371,069 Other income 19,312 18,339 Golf revenues 10,096 9,845 Total revenues 951,481 877,647 Operating expenses General and administrative 16,192 15,005 Depreciation 1,133 814 Other expenses 19,312 18,339 Golf expenses 6,511 5,952 Change in allowance for credit losses 106,918 111,477 Transaction and acquisition expenses 305 (958) Total operating expenses 150,371 150,629 Income from unconsolidated affiliate — 1,280 Interest expense (204,882) (204,360) Interest income 5,293 3,047 Other (losses) gains (156) 1,963 Income before income taxes 601,365 528,948 Provision for income taxes (1,562) (1,087) Net income 599,803 527,861 Less: Net income attributable to non-controlling interests (9,787) (9,121) Net income attributable to common stockholders 590,016$ 518,740$ Net income per common share Basic 0.57$ 0.52$ Diluted 0.57$ 0.52$ Weighted average number of shares of common stock outstanding Basic 1,042,404,634 1,001,526,645 Diluted 1,043,311,636 1,003,831,325 Impact to net income related to non-cash change in allowance for credit losses - CECL (106,918)$ (111,477)$ Per share impact related to non-cash change in allowance for credit losses - CECL Basic (0.10)$ (0.11)$ Diluted (0.10)$ (0.11)$ CONSOLIDATED STATEMENT OF OPERATIONS ($ amounts in thousands, except share and per share data) (1) (1) Refer to Note 5 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024. (1)

CONSOLIDATED STATEMENT OF OPERATIONS – QUARTERLY

($ amounts in thousands, except share and per share data)

	Three Months Ended			
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Revenues				
Income from sales-type leases	$ 512,772	$ 506,217	$ 500,212	$ 495,355
Income from lease financing receivables, loans and securities	409,301	396,813	378,502	373,132
Other income	19,312	18,283	18,179	18,525
Golf revenues	10,096	10,552	7,425	11,146
Total revenues	951,481	931,865	904,318	898,158
Operating expenses				
General and administrative	16,192	15,256	14,422	14,920
Depreciation	1,133	1,586	1,011	887
Other expenses	19,312	18,283	18,179	18,525
Golf expenses	6,511	8,215	6,332	6,590
Change in allowance for credit losses [(1)]	106,918	(63,295)	95,997	(41,355)
Transaction and acquisition expenses	305	4,632	3,566	777
Total operating expenses	150,371	(15,323)	139,507	344
Interest expense	(204,882)	(205,175)	(204,927)	(203,594)
Interest income	5,293	7,776	7,341	5,806
Other (losses) gains	(156)	161	(1,122)	3,454
Income before income taxes	601,365	749,950	566,103	703,480
(Provision for) benefit from income taxes	(1,562)	9,771	(644)	(1,899)
Net income	599,803	759,721	565,459	701,581
Less: Net income attributable to non-controlling interests	(9,787)	(11,952)	(9,130)	(10,879)
Net income attributable to common stockholders	$ 590,016	$ 747,769	$ 556,329	$ 690,702
Net income per common share				
Basic	$ 0.57	$ 0.72	$ 0.55	$ 0.69
Diluted	$ 0.57	$ 0.72	$ 0.55	$ 0.69
Weighted average number of shares of common stock outstanding				
Basic	1,042,404,634	1,036,702,399	1,012,986,784	1,006,893,810
Diluted	1,043,311,636	1,037,834,052	1,013,589,640	1,007,968,422
Impact to net income related to non-cash change in allowance for credit losses - CECL[(1)]	**$ (106,918)**	**$ 63,295**	**$ (95,997)**	**$ 41,355**
Per share impact related to non-cash change in allowance for credit losses - CECL				
Basic	$ (0.10)	$ 0.06	$ (0.09)	$ 0.04
Diluted	$ (0.10)	$ 0.06	$ (0.09)	$ 0.04

(1) Refer to Note 5 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

VICI
Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA
9

10Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended March 31, 2024 2023 Net income attributable to common stockholders 590,016$ 518,740$ Real estate depreciation — — Joint venture depreciation and non-controlling interest adjustments — 1,426 Funds From Operations (FFO) attributable to common stockholders(1) 590,016 520,166 Non-cash leasing and financing adjustments (135,666) (122,834) Non-cash change in allowance for credit losses 106,918 111,477 Non-cash stock-based compensation 3,793 3,467 Transaction and acquisition expenses 305 (958) Amortization of debt issuance costs and original issue discount 16,509 19,682 Other depreciation 846 783 Capital expenditures (432) (988) Other losses (gains)(2) 156 (1,963) Deferred income tax provision 435 — Joint venture non-cash adjustments and non-controlling interest adjustments 291 (227) Adjusted Funds From Operations (AFFO) attributable to common stockholders(1) 583,171 528,605 Interest expense, net 183,080 181,631 Income tax expense 1,127 1,087 Joint venture adjustments and non-controlling interest adjustments (2,128) (1,021) Adjusted EBITDA attributable to common stockholders(1) 765,250$ 710,302$ Net income per common share Basic 0.57$ 0.52$ Diluted 0.57$ 0.52$ FFO per common share Basic 0.57$ 0.52$ Diluted 0.57$ 0.52$ AFFO per common share Basic 0.56$ 0.53$ Diluted 0.56$ 0.53$ Weighted average number of shares of common stock outstanding Basic 1,042,404,634 1,001,526,645 Diluted 1,043,311,636 1,003,831,325 NON-GAAP FINANCIAL MEASURES ($ amounts in thousands, except share and per share data) (1) See definitions of Non-GAAP Financial Measures on page 28 of this presentation. (2) Represents non-cash foreign currency remeasurement adjustments.

NON-GAAP FINANCIAL MEASURES – QUARTERLY

($ amounts in thousands, except share and per share data)

	Three Months Ended			
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Net income attributable to common stockholders	$ 590,016	$ 747,769	$ 556,329	$ 690,702
Real estate depreciation	—	—	—	—
Joint venture depreciation and non-controlling interest adjustments	—	—	—	—
Funds From Operations (FFO) attributable to common stockholders[1]	**590,016**	**747,769**	**556,329**	**690,702**
Non-cash leasing and financing adjustments	(135,666)	(131,800)	(131,344)	(129,510)
Non-cash change in allowance for credit losses	106,918	(63,295)	95,997	(41,355)
Non-cash stock-based compensation	3,793	4,019	4,019	4,031
Transaction and acquisition expenses	305	4,632	3,566	777
Amortization of debt issuance costs and original issue discount	16,509	16,807	17,283	16,680
Other depreciation	846	1,299	833	826
Capital expenditures	(432)	(1,080)	(444)	(330)
Other losses (gains)[2]	156	(161)	1,122	(3,454)
Deferred income tax provision (benefit)	435	(10,426)	—	—
Joint venture non-cash adjustments and non-controlling interest adjustments	291	2,650	253	2,040
Adjusted Funds From Operations (AFFO) attributable to common stockholders[1]	**583,171**	**570,414**	**547,614**	**540,407**
Interest expense, net	183,080	180,592	180,303	181,108
Income tax expense	1,127	655	644	1,899
Joint venture adjustments and non-controlling interest adjustments	(2,128)	(2,111)	(2,155)	—
Adjusted EBITDA attributable to common stockholders[1]	**$ 765,250**	**$ 749,550**	**$ 726,406**	**$ 723,414**
Net income per common share				
Basic	$ 0.57	$ 0.72	$ 0.55	$ 0.69
Diluted	$ 0.57	$ 0.72	$ 0.55	$ 0.69
FFO per common share				
Basic	$ 0.57	$ 0.72	$ 0.55	$ 0.69
Diluted	$ 0.57	$ 0.72	$ 0.55	$ 0.69
AFFO per common share				
Basic	$ 0.56	$ 0.55	$ 0.54	$ 0.54
Diluted	$ 0.56	$ 0.55	$ 0.54	$ 0.54
Weighted average number of shares of common stock outstanding				
Basic	1,042,404,634	1,036,702,399	1,012,986,784	1,006,893,810
Diluted	1,043,311,636	1,037,834,052	1,013,589,640	1,007,968,422

(1) See definitions of Non-GAAP Financial Measures on page 28 of this presentation. (2) Represents non-cash foreign currency remeasurement adjustments.

VICI

Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA

11

REVENUE DETAIL

($ amounts in thousands)

	Three Months Ended March 31, 2024	2023
Contractual income from sales-type leases		
Caesars Regional Master Lease (excluding Harrah's NOLA, AC, and Laughlin) & Joliet Lease	$ 137,624	$ 132,952
Caesars Las Vegas Master Lease	117,305	113,619
MGM Grand/Mandalay Bay Lease	77,984	69,922
The Venetian Resort Las Vegas Lease	65,019	63,125
PENN Greektown Lease	13,213	12,830
Hard Rock Cincinnati Lease	11,541	11,176
Century Master Lease (excluding Century Canadian Portfolio)	10,971	6,865
EBCI Southern Indiana Lease	8,371	8,247
PENN Margaritaville Lease	6,676	6,394
Income from sales-type leases non-cash adjustment[1]	64,068	53,264
Income from sales-type leases	512,772	478,394
Contractual income from lease financing receivables		
MGM Master Lease	186,150	187,500
Harrah's NOLA, AC, and Laughlin[2]	44,477	42,966
Hard Rock Mirage Lease	22,950	22,500
JACK Entertainment Master Lease	17,685	17,423
CNE Gold Strike Lease	10,733	5,000
Bowlero Master Lease	7,900	—
Foundation Gaming Master Lease	6,123	6,063
Chelsea Piers Lease	6,000	—
PURE Canadian Master Lease	4,067	3,809
Century Canadian Portfolio[3]	3,206	—
Income from lease financing receivables non-cash adjustment[1]	71,641	69,577
Income from lease financing receivables	380,932	354,838
Contractual interest income		
Senior secured notes	2,401	108
Senior secured loans	7,849	10,264
Mezzanine loans & preferred equity	18,162	5,866
Income from loans non-cash adjustment[1]	(43)	(7)
Income from loans and securities	28,369	16,231
Income from lease financing receivables, loans and securities	409,301	371,069
Other income	19,312	18,339
Golf revenues	10,096	9,845
Total revenues	$ 951,481	$ 877,647

(1) Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP. (2) Assets are part of the Caesars Regional Master Lease. (3) Assets are part of the Century Master Lease.

VICI

Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA

12

REVENUE DETAIL – QUARTERLY

($ amounts in thousands)

	Three Months Ended			
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Contractual income from sales-type leases				
Caesars Regional Master Lease (excluding Harrah's NOLA, AC, and Laughlin) & Joliet Lease	$ 137,624	$ 136,067	$ 132,952	$ 132,952
Caesars Las Vegas Master Lease	117,305	116,076	113,619	113,619
MGM Grand/Mandalay Bay Lease	77,984	77,468	77,468	77,468
The Venetian Resort Las Vegas Lease	65,019	64,375	64,375	64,375
PENN Greektown Lease	13,213	13,214	13,214	12,957
Hard Rock Cincinnati Lease	11,541	11,541	11,176	11,176
Century Master Lease (excluding Century Canadian Portfolio)	10,971	10,740	9,740	6,865
EBCI Southern Indiana Lease	8,371	8,370	8,288	8,247
PENN Margaritaville Lease	6,676	6,615	6,615	6,615
Income from sales-type leases non-cash adjustment[1]	64,068	61,751	62,765	61,081
Income from sales-type leases	512,772	506,217	500,212	495,355
Contractual income from lease financing receivables				
MGM Master Lease	186,150	186,150	186,150	184,933
Harrah's NOLA, AC, and Laughlin[2]	44,477	43,974	42,966	42,966
Hard Rock Mirage Lease	22,950	22,500	22,500	22,500
JACK Entertainment Master Lease	17,685	17,511	17,511	17,511
CNE Gold Strike Lease	10,733	10,000	10,000	10,000
Bowlero Master Lease	7,900	6,371	—	—
Foundation Gaming Master Lease	6,123	6,063	6,063	6,063
Chelsea Piers Lease	6,000	903	—	—
PURE Canadian Master Lease	4,067	3,996	4,054	4,050
Century Canadian Portfolio[3]	3,206	3,176	887	—
Income from lease financing receivables non-cash adjustment[1]	71,641	70,072	68,586	68,462
Income from lease financing receivables	380,932	370,716	358,717	356,485
Contractual interest income				
Senior secured notes	2,401	2,399	2,344	2,395
Senior secured loans	7,849	7,607	4,565	5,566
Mezzanine loans & preferred equity	18,162	16,114	12,883	8,719
Income from loans non-cash adjustment[1]	(43)	(23)	(7)	(33)
Income from loans and securities	28,369	26,097	19,785	16,647
Income from lease financing receivables, loans and securities	409,301	396,813	378,502	373,132
Other income	19,312	18,283	18,179	18,525
Golf revenues	10,096	10,552	7,425	11,146
Total revenues	$ 951,481	$ 931,865	$ 904,318	$ 898,158

(1) Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP. (2) Assets are part of the Caesars Regional Master Lease. (3) Assets are part of the Century Master Lease.

VICI Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA 13

ANNUALIZED CONTRACTUAL RENT AND INCOME FROM LOANS

($ amounts in millions USD)

	Assets Per Lease	Tenant	Annualized Rent as of May 2024
Annualized Contractual Rent			
MGM Master Lease	11	MGM Resorts International	$759.5
Caesars Regional Master Lease & Joliet Lease	16	Caesars Entertainment	728.4
Caesars Las Vegas Master Lease	2	Caesars Entertainment	469.2
MGM Grand/Mandalay Bay Master Lease	2	MGM Resorts International	316.1
The Venetian Resort Las Vegas Lease	1	Venetian Las Vegas Tenant	265.2
Hard Rock Mirage Lease	1	Hard Rock Entertainment	91.8
JACK Entertainment Master Lease	2	JACK Entertainment	71.1
Century Master Lease[1]	8	Century Casinos	56.7
PENN Greektown Lease	1	PENN Entertainment	52.9
Hard Rock Cincinnati Lease	1	Hard Rock Entertainment	46.2
CNE Gold Strike Lease	1	Cherokee Nation Entertainment	41.6
EBCI Southern Indiana Lease	1	Eastern Band of Cherokee Indians	33.5
Bowlero Master Lease	38	Bowlero	31.6
PENN Margaritaville Lease	1	PENN Entertainment	26.8
Foundation Gaming Master Lease	2	Foundation Gaming	24.5
Chelsea Piers Lease	1	Chelsea Piers	24.0
PURE Canadian Master Lease[1]	4	PURE Canadian Gaming	16.3
Totals	**93**		**$3,055.3**

Partnerships with 13 Tenants



Caesars	39%
MGM	35%
Venetian	9%
Hard Rock	5%
PENN	3%
JACK	2%
Century Casinos[1]	2%
Cherokee Nation	1%
EBCI	1%
Bowlero	1%
Foundation	<1%
Chelsea Piers	<1%
PURE Canadian[1]	<1%

	Total Commitments	Principal Balance as of March 31, 2024	Blended Interest Rate	Annualized Income
Annualized Contractual Income from Loans and Securities				
Senior Secured Notes	$85.0	$85.0	11.0%	$9.4
Senior Secured Loans	984.6	441.4	7.4%	32.7
Mezzanine Loans & Preferred Equity	977.7	722.2	9.7%	70.0
Totals	**$2,047.3**	**$1,248.6**	**9.0%**	**$112.0**
Total Annualized Contractual Rent and Income from Loans and Securities				**$3,167.3**

(1) Includes rent or a portion of rent collected in CAD, assuming an exchange rate of C$1:00:US$0.74 as of March 31, 2024.

VICI

Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA

14

15Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA 2024 GUIDANCE ($ amounts in millions, except per share data) The Company is reaffirming AFFO guidance for the full year 2024. In determining AFFO, the Company adjusts for certain items that are otherwise included in determining net income attributable to common stockholders, the most comparable GAAP financial measure. In reliance on the exemption provided by applicable rules, the Company does not provide guidance for GAAP net income, the most comparable GAAP financial measure, or a reconciliation of 2023 AFFO to GAAP net income because we are unable to predict with reasonable certainty the amount of the change in non-cash allowance for credit losses under ASU No. 2016-13 - Financial Instruments—Credit Losses (Topic 326) (“ASC 326”) for a future period. The non-cash change in allowance for credit losses under ASC 326 with respect to a future period is dependent upon future events that are entirely outside of the Company’s control and may not be reliably predicted, including its tenants’ respective financial performance, fluctuations in the trading price of their common stock, credit ratings and outlook (each to the extent applicable), as well as broader macroeconomic performance. Based on past results and as disclosed in the Company’s historical financial results, the impact of these adjustments could be material, individually or in the aggregate, to the Company’s reported GAAP results. For more information, see “Non-GAAP Financial Measures” on page 28 of this presentation. The Company estimates AFFO for the year ending December 31, 2024 will be between $2,320 million and $2,355 million, or between $2.22 and $2.25 per diluted common share. Guidance does not include the impact on operating results from any pending or possible future acquisitions or dispositions, capital markets activity, or other non-recurring transactions. The following is a summary of the Company’s full-year 2024 guidance: The above per share estimates reflect the dilutive effect of the 22,856,855 shares pending under the Company’s outstanding forward sale agreements as calculated under the treasury stock method. VICI partnership units held by third parties are reflected as non-controlling interests and the income allocable to them is deducted from net income to arrive at net income attributable to common stockholders and AFFO; accordingly, guidance represents AFFO per share attributable to common stockholders based solely on outstanding shares of VICI common stock. The estimates set forth above reflect management’s view of current and future market conditions, including assumptions with respect to the earnings impact of the events referenced in this presentation. The estimates set forth above may be subject to fluctuations as a result of several factors and there can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. 2024 Guidance For the Year Ending December 31, 2024: Low High Estimated Adjusted Funds From Operations (AFFO) $2,320.0 $2,355.0 Estimated Adjusted Funds From Operations (AFFO) per common diluted share $2.22 $2.25 Estimated Weighted Average Common Share Count at Year End (in millions) 1,046.0 1,046.0

CAPITALIZATION & KEY CREDIT METRICS – AS OF MAR. 31, 2024

($ amounts in thousands, except share and per share data)

Capitalization	
Common Shares Outstanding	1,043,137,031
Third-Party Partnership Units Outstanding[1]	13,054,659
Share Price	$29.79
Equity Market Capitalization	**$31,463,950**
Revolving Credit Facility[2]	170,140
Senior Unsecured Notes	13,950,000
CMBS Debt	3,000,000
Total Debt	**$17,120,140**
Total Market Capitalization	**$48,584,090**
Less: Cash, Cash Equivalents & Short-Term Investments	514,897
Total Enterprise Value	**$48,069,193**

Total Liquidity	
Revolving Credit Facility Capacity	$2,329,860
Outstanding Forward Sale Agreement Proceeds[4]	682,693
Cash, Cash Equivalents & Short-Term Investments	514,897
Total Liquidity	**$3,527,450**

Investment Grade Bond Covenants	Thresholds	Actuals
Total Net Debt to Adjusted Total Assets	< 60%	39%
Senior Secured Net Debt to Adjusted Total Assets	< 40%	7%
Interest Coverage Ratio	> 1.5x	3.7x
Total Unencumbered Assets to Unsecured Debt	> 150%	277%

VICI Issuer Credit Ratings
Moody's: Ba1 / Positive Outlook
S&P: BBB- / Stable Outlook
Fitch: BBB- / Stable Outlook

Q1'24 LQA Net Leverage	
Q1'24 Adj. EBITDA[3]	$765,250
Annualized Q1'24 Adj. EBITDA	3,061,000
Net Debt	16,605,243
LQA Net Leverage Ratio	**5.4x**

(1) MGM and Bowlero hold third-party partnership units, which may be redeemed for cash or, at VICI's election, shares of common stock. (2) Revolver draws denominated in CAD and GBP, shown here in USD, refer to footnote 5 on slide 17 for additional information. (3) See "Non-GAAP Financial Measures" on pages 10-11 of this presentation for the reconciliations, and "Definitions of Non-GAAP Financial Measures" on page 28 of this presentation for the definitions of these Non-GAAP Financial Measures. (4) Estimated based on the forward sale price calculated as of March 31, 2024, and total amount of shares available for settlement under the outstanding forward sale agreements.

VICI
Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA
16

DEBT DETAIL

($ amounts in thousands USD)

Debt	Maturity Date	Coupon Rate	Effective Rate	As of March 31, 2024		
				Face Value	% of Total Debt	Carrying Value[1]
Senior Unsecured Debt[2]						
$2.5Bn Revolving Credit Facility						
Borrowings in USD	3/31/2027[3]	SOFR+1.05%[4]	6.472%[5]	-	-	-
Borrowings in CAD	3/31/2027[3]	CDOR+1.05%[4]	6.340%[5]	$158,778	0.9%	$158,778
Borrowings in GBP	3/31/2027[3]	SONIA+1.05%[4]	6.249%[5]	$11,362	0.1%	$11,362
2025 Bond Maturities						
3.500% Notes	2/15/2025	3.500%	3.500%	$750,000	4.4%	$747,948
4.375% Notes	5/15/2025	4.375%	4.375%	$500,000	2.9%	$498,253
4.625% Notes[6]	6/15/2025	4.625%	4.625%	$800,000	4.7%	$792,241
2026 Bond Maturities						
4.500% Notes[6]	9/1/2026	4.500%	4.500%	$500,000	2.9%	$487,768
4.250% Notes	12/1/2026	4.250%	4.250%	$1,250,000	7.3%	$1,242,391
2027 Bond Maturities						
5.750% Notes[6]	2/1/2027	5.750%	5.750%	$750,000	4.4%	$756,246
3.750% Notes	2/15/2027	3.750%	3.750%	$750,000	4.4%	$745,181
2028 Bond Maturities						
4.500% Notes[6]	1/15/2028	4.500%	4.500%	$350,000	2.0%	$340,319
4.750% Notes	2/15/2028	4.750%	4.516%[7]	$1,250,000	7.3%	$1,240,367
2029 Bond Maturities						
3.875% Notes[6]	2/15/2029	3.875%	3.875%	$750,000	4.4%	$694,429
4.625% Notes	12/1/2029	4.625%	4.625%	$1,000,000	5.8%	$990,931
2030 Bond Maturities						
4.950% Notes	2/15/2030	4.950%	4.541%[7]	$1,000,000	5.8%	$989,636
4.125% Notes	8/15/2030	4.125%	4.125%	$1,000,000	5.8%	$990,491
2032 Bond Maturity						
5.125% Notes	5/15/2032	5.125%	3.980%[7]	$1,500,000	8.8%	$1,483,346
2034 Bond Maturity						
5.750% Notes	4/1/2034	5.750%	5.694%[7]	$550,000	3.2%	$540,461
2052 Bond Maturity						
5.625% Notes	5/15/2052	5.625%	5.625%	$750,000	4.4%	$735,977
2054 Bond Maturity						
6.125% Notes	4/1/2054	6.125%	6.125%	$500,000	2.9%	$485,220
Total Unsecured Debt	**-**	**-**	**-**	**$14,120,140**	**82.5%**	**$13,931,345**
CMBS Debt	3/5/2032	3.558%	3.558%	$3,000,000	17.5%	$2,780,394
Weighted Average / Total		**4.51%**	**4.36%[5][7]**	**$17,120,140**	**100.0%**	**$16,711,739**
Fixed Rate Debt Outstanding				*99.0%*		
Weighted Average Years to Maturity				*6.8 Years*		

(1) Carrying value shown net of unamortized original issue discount and unamortized debt issuance costs. (2) Holders of the senior notes, as well as the trustee under the governing indentures and the administrative agent and lenders under VICI's Credit Agreement, benefit from a limited pledge of the equity of VICI Properties L.P. ("VICI LP"). Refer to Note 7 - Debt within our Annual Report on Form 10-Q for the quarter ended March 31, 2024. (3) Maturity date shown inclusive of applicable extension options. (4) Facility fees based on applicable total commitments (0.15%-0.375% depending on VICI LP's ratings). (5) Based on one-month SOFR of 5.32%, one-month CDOR of 5.29%, and one-month SONIA of 5.20% as of March 28, 2024. SOFR and SONIA-based rates include a credit spread adjustment. (6) Issued in exchange for senior notes originally issued by MGM Growth Properties Operating Partnership LP ("MGP OP") pursuant to the related exchange offers, which settled on April 29, 2022 in connection with the closing of the MGP acquisition. Principal amounts listed include unexchanged MGP OP notes which remain outstanding, totaling $64.2 million in the aggregate. (7) Represents the contractual interest rates adjusted to account for the impact of forward-starting interest rate swaps and treasury locks. Refer to Note 8 – Derivatives within our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

VICI

Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA

17

18Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA GEOGRAPHIC DIVERSIFICATION (1) Based on annualized contractual rent as of May 2024. Diversified Portfolio: 26 States and 1 Canadian Province Gaming: 15 States and 1 Canadian Province (52% Regional, 47% Las Vegas, 1% International)(1) Other Experiential: 17 States (6 of Which Also Include Gaming) Alberta, Canada Gaming Other Experiential

SUMMARY OF CURRENT LEASE TERMS

	MGM Master Lease	Caesars Regional Master Lease and Joliet Lease[1]	Caesars Las Vegas Master Lease[1]	MGM Grand/Mandalay Bay Master Lease
Tenant	MGM Resorts International	Caesars Entertainment	Caesars Entertainment	MGM Resorts International
Annual Cash Rent as of May 2024	$759.5 million	$728.4 million[2]	$469.2 million	$316.1 million
Current Lease Year	May 1, 2024 – Apr. 30, 2025 Lease Year 3	Nov. 1, 2023 – Oct. 31, 2024 Lease Year 7	Nov. 1, 2023 – Oct. 31, 2024 Lease Year 7	Mar. 1, 2024 – Feb. 28, 2025 Lease Year 5
Annual Escalator	2% in years 2-10 >2% / change in CPI thereafter (capped at 3%)	>2% / change in CPI	>2% / change in CPI[3]	2% in years 2-15 >2% / change in CPI thereafter (capped at 3%)
Coverage Floor	None	None	None	None
Rent Adjustment	None	Year 8: 70% Base / 30% Variable Year 11 & 16: 80% Base / 20% Variable	Year 8, 11 & 16: 80% Base / 20% Variable	None
Variable Rent Adjustment Mechanic	None	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	None
Term	25-year initial term with three 10-year renewal options	18-year initial term with four 5-year renewal options		30-year initial term with two 10-year renewal options
Guarantor	MGM Resorts International	Caesars Entertainment, Inc.	Caesars Entertainment, Inc.	MGM Resorts International
Capex	Minimum of 1% of net revenues	Minimum of 1% of net revenue annually, with rolling three-year minimum (allocated among Caesars Palace and regional properties)	Minimum of 1% of net revenue annually (Caesars Palace and Harrah's Las Vegas), with rolling three-year minimum (allocated among Caesars Palace and regional properties)	Minimum of 3.5% of net revenues based on 5-year rolling test (subject to minimum 2.5% for each property); 1.5% monthly reserves

(1) The Caesars Regional Master Lease and Joliet Lease consists of 16 Caesars properties leased from VICI and the Caesars Las Vegas Master Lease consists of Caesars Palace Las Vegas and Harrah's Las Vegas. (2) Cash rent amounts are presented prior to accounting for the portion of rent payable to the 20% JV partner at Harrah's Joliet. After adjusting for the portion of rent payable to the 20% JV partner, current annual cash rent is $718.1 million. (3) Annual rent escalation does not apply to $35 million of annual rent attributable to the Octavius Tower at Caesars Palace Las Vegas.

VICI
Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA
19

SUMMARY OF CURRENT LEASE TERMS (CONTINUED)

	The Venetian Resort Las Vegas Lease[(1)]	Hard Rock Mirage Lease	JACK Entertainment Master Lease	Century Master Lease
Tenant	Affiliate of funds managed by affiliates of Apollo Global Management, Inc.	Hard Rock Entertainment	JACK Entertainment	Century Casinos
Annual Cash Rent as of May 2024	$265.2 million	$91.8 million	$71.1 million	$56.7 million[(2)]
Current Lease Year	Mar. 1, 2024 – Feb. 28, 2025 Lease Year 3	Jan. 1, 2024 – Dec. 31, 2024 Lease Year 2	Feb. 1, 2024 – Jan. 31, 2025 Lease Year 5	Jan. 1, 2024 – Dec. 31, 2024 Lease Year 5
Annual Escalator	>2% / change in CPI (capped at 3%)	2% in years 2-10 >2% / change in CPI thereafter (capped at 3%)	1.5% in years 4-6 >1.5% / change in CPI thereafter (capped at 2.5%)	>1.25% / change in CPI (Century Canadian Portfolio escalation based on Canadian CPI and capped at 2.5%)
Coverage Floor	None	None	None	None
Rent Adjustment	None	None	None	None
Variable Rent Adjustment Mechanic	None	None	None	None
Term	30-year initial term with two 10-year renewal options	25-year initial term with three 10-year renewal options	20-year initial term with three 5-year renewal options	24-year term with three 5-year renewal options
Guarantor	Affiliate of funds managed by affiliates of Apollo Global Management, Inc.	Seminole Hard Rock Entertainment, Inc. and Seminole Hard Rock International, LLC	Rock Ohio Ventures LLC and JACK Investment Co., LLC	Century Casinos, Inc.
Capex	Minimum of 1.5% of net revenues annually (exclusive of gaming equipment) on a rolling three-year basis until December 31, 2029, and a minimum of 2% thereafter	Minimum of 1% of net revenues	Minimum of 1% of net revenues beginning January 1, 2025, based on a rolling three-year basis	Minimum of 1% of net revenues on a rolling three-year basis for each individual facility; 1% of net revenues per fiscal year for the facilities collectively

(1) Annual cash rent does not include the impact of incremental rent resulting from the capital investment at The Venetian Resort Las Vegas that VICI announced on May 1, 2024. Refer to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 for additional detail. (2) Assumes an exchange rate of C$1:00:US$0.74 as of March 31, 2024.

VICI

Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA

20

SUMMARY OF CURRENT LEASE TERMS (CONTINUED)

	PENN Greektown Lease	Hard Rock Cincinnati Lease	CNE Gold Strike Lease	EBCI Southern Indiana Lease
Tenant	PENN Entertainment	Hard Rock Entertainment	Cherokee Nation Entertainment	Eastern Band of Cherokee Indians
Annual Cash Rent as of May 2024	$52.9 million	$46.2 million	$41.6 million	$33.5 million
Current Lease Year	Jun. 1, 2023 – May 31, 2024 Lease Year 5	Oct. 1, 2023 – Sept. 30, 2024 Lease Year 5	May 1, 2024 – Apr. 30, 2025 Lease Year 3	Sept. 1, 2023 – Aug. 31, 2024 Lease Year 3
Annual Escalator	2% for Building Base Rent ($42.8 million)	>2.0% / change in CPI[(1)]	2% in years 2-10 >2% / change in CPI thereafter (capped at 3%)	1.5% in years 2-5 >2% / change in CPI thereafter
Coverage Floor	Net Revenue to Rent Ratio to be mutually agreed upon	None	None	None
Rent Adjustment	Percentage (Variable) Rent adjusts every 2 years beginning in year 3	None	None	Year 8 & 11: 80% Base (subject to escalator) / 20% Variable
Variable Rent Adjustment Mechanic	4% of the average net revenues for trailing 2-year period less threshold amount	None	None	4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2[(2)] Year 11: Avg. of years 8-10 less avg. of years 5-7
Term	15-year initial term with four 5-year renewal options	28-year initial term with three 10-year renewal options	25-year initial term with three 10-year renewal options	15-year initial term with four 5-year renewal options
Guarantor	PENN Entertainment, Inc.	Seminole Hard Rock Entertainment, Inc. and Seminole Hard Rock International, LLC	Cherokee Nation Businesses, L.L.C.	The Eastern Band of Cherokee Indians
Capex	Minimum of 1% of net revenues based on a four-year average	Minimum of 1% of net revenues	Minimum of 1% of net revenues	Minimum of 1% of net revenues annually

(1) If the change in CPI is less than 0.5%, there will be no escalation in rent for such lease year. (2) With respect to lease year 0, for the period Caesars Southern Indiana was closed in 2020 due to COVID-19, the Caesars Southern Indiana Lease will provide for the use of 2019 net revenues, pro rated for the period of such closure.

VICI Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA 21

SUMMARY OF CURRENT LEASE TERMS (CONTINUED)

	Bowlero Master Lease	PENN Margaritaville Lease	Foundation Gaming Master Lease	Chelsea Piers Lease	PURE Canadian Master Lease
Tenant	Bowlero	PENN Entertainment	Foundation Gaming	Chelsea Piers	PURE Canadian Gaming
Annual Cash Rent as of May 2024	$31.6 million	$26.8 million	$24.5 million	$24.0 million	C$21.8 / US$16.3 million[(1)]
Current Lease Year	Oct. 19, 2023 – Oct. 31, 2024 Lease Year 1	Feb. 1, 2024 – Jan. 31, 2025 Lease Year 6	Jan. 1, 2024 – Dec. 31, 2024 Lease Year 2	Dec. 18, 2023 – Dec. 31, 2024 Lease Year 1	Feb. 1, 2024 – Jan. 31, 2025 Lease Year 2
Annual Escalator	>2% / change in CPI (capped at 2.5%)	2% for Building Base Rent ($17.2 million)	1.0% in years 2-3 >1.5% / change in CPI thereafter (capped at 3%)	1.25% in lease year 3; 1.50% thereafter	1.25% in years 2-3 >1.5% / change in Canadian CPI thereafter (capped at 2.5%)
Coverage Floor	None	Net Revenue to Rent Ratio: 6.1x	None	None	None
Rent Adjustment	None	Percentage (Variable) Rent adjusts every 2 years beginning in year 3	None	None	None
Variable Rent Adjustment Mechanic	None	4% of the average net revenues for trailing 2-year period less threshold amount	None	None	None
Term	25-year initial term with six 5-year renewal options	15-year initial term with four 5-year renewal options	15-year initial term with four 5-year renewal options	32-years with one 10-year extension option[(2)]	25-year initial term with four 5-year renewal options
Guarantor	Bowlero Corp.	PENN Entertainment, Inc.	Foundation Gaming & Entertainment, LLC	Chelsea Piers Management Inc., Silver Screen LLC, North River Property LLC and Waterfront Services I LLC	Parent entity of PURE Canadian Gaming Corp.
Capex	None	Minimum of 1% of net revenues based on a four-year average	Minimum of 1% of net revenue (excluding gaming equipment, IT etc.) annually on a rolling 3-year basis and a per-facility triennial capex requirement of 1% of three-year rolling net revenue	Minimum of 2% of total revenues on a 5-year rolling average	Minimum of 1% of net revenue (excluding gaming equipment, IT etc.) annually

(1) Assumes an exchange rate of C$1:00:US$0.74 as of March 31, 2024. (2) The 10-year extension option remains conditioned upon extending the prime lease term with Hudson River Park Trust.

VICI

Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA

22

INVESTMENT ACTIVITY

Property / Loan	Announcement Date	Closing Date	Rent / Income	Cap Rate / Yield	Transaction Size	Tenant / Borrower / Issuer
Recently Completed Transactions						
The Venetian Resort – Partner Property Growth Fund Investment(1)	5/1/2024	5/1/2024	$29.0 million + $21.8 million	7.3%	$400.0 million + $300.0 million	Affiliate of Apollo Global Management, Inc.
Homefield KC – Margaritaville Resort Development Loan	1/23/2024	1/18/2024	-	-	Up to $105.0 million	Homefield Kansas City
Chelsea Piers	12/19/2023	12/18/2023	$24.0 million	7.0%	$342.9 million	Chelsea Piers
Cabot Highlands Delayed Draw Redevelopment Loan(2)	12/19/2023	10/31/2023	-	-	$10.9 million	Cabot Highlands
Cabot Saint Lucia Delayed Draw Development Loan	12/19/2023	11/3/2023	-	-	Up to $100.0 million	Cabot Saint Lucia
Kalahari Virginia Mezzanine Loan	12/07/2023	12/06/2023	-	-	Up to $212.2 million	Kalahari
Bowlero Portfolio	10/19/2023	10/19/2023	$31.6 million	7.3%	$432.9 million	Bowlero Corp.
Century Canadian Portfolio	5/17/2023	9/6/2023	$13.1 million(3)	7.8%	$162.5 million	Century Casinos
Canyon Ranch Mortgage Financing	7/26/2023	8/22/2023	-	-	$140.1 million	Subsidiary of Canyon Ranch
Canyon Ranch Preferred Equity Investment	7/26/2023	7/26/2023	-	-	Up to $150.0 million	Canyon Ranch
Rocky Gap Casino Resort	8/25/2022	7/25/2023	$15.5 million	7.6%	$203.9 million	Century Casinos
Hard Rock Ottawa Senior Secured Notes	-	3/28/2023	$9.4 million	11.0%	$85.0 million	H.R. Ottawa, L.P.
Gold Strike Casino Resort	6/9/2022	2/15/2023	$40.0 million	-	-	Cherokee Nation Entertainment
Remaining 49.9% Interest in the MGM Grand / Mandalay Bay JV	12/1/2022	1/9/2023	$151.6 million	-	$2.8 billion	MGM Resorts International
PURE Canadian Portfolio	1/9/2023	1/6/2023	$16.7 million(4)	8.0%	$200.8 million	PURE Canadian Gaming

(1) VICI has agreed to provide an up to $700 million capital investment to The Venetian Resort Las Vegas for extensive reinvestment projects, comprised of $400 million to be drawn in 2024 and an incremental $300 million that The Venetian Resort Last Vegas will have the option, but not the obligation, to draw in whole or in part until November 1, 2026. Rent under the existing Venetian Resort Las Vegas Lease will increase commencing on the first day of the quarter immediately following each capital funding. (2) The Company provided a £9 million (US$10.9 million) loan for the redevelopment of Cabot Highlands with an agreement in principle to provide additional development financing, subject to negotiation of definitive documentation and other deal terms. (3) The Century Canadian Portfolio has an initial annual base rent of C$17.3 million (US$13.1 million). (4) The PURE Canadian master lease had an initial annual base rent of C$21.8 million (US$16.7 million).

VICI Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA 23

CAPITAL MARKETS ACTIVITY

Equity Capital Markets

Forward Equity Offering	Shares Sold	Shares Settled	Gross Offering Value	Net Proceeds Received to Date
Q1 2024 ATM Activity	9,662,116	-	$305.5 million	-
Q4 2023 ATM Activity	13,194,739	-	$390.2 million	-
Q3 2023 ATM Activity	7,843,352	7,843,352	$242.3 million	$238.7 million
Q2 2023 ATM Activity	327,306	327,306	$10.6 million	$10.4 million
January 2023 Offering	30,302,500	30,302,500	$1.0 billion	$960.5 million

Debt Capital Markets

Type of Debt	Issuance / Funding or Redemption / Repayment Date	Coupon Rate	Effective Rate	Gross Proceeds Received	Redemption / Repayment
Senior Unsecured Notes due 2024(1)	March 19, 2024	5.625%	5.625%	-	$1,050.0 million
Senior Unsecured Notes due 2034	March 18, 2024	5.750%	5.694%(2)	$550.0 million	-
Senior Unsecured Notes due 2054	March 18, 2024	6.125%	6.125%	$500.0 million	-

(1) Redemption amount listed includes $25.8mm of the unexchanged MGP OP notes which remained outstanding following the closing of the MGP acquisition; these amounts were redeemed on March 25, 2024. (2) Represents the contractual interest rates adjusted to account for the impact of forward-starting interest rate swaps. Refer to Note 8 – Derivatives within our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

VICI

Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA

24

25Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA GAMING EMBEDDED GROWTH PIPELINE The descriptions of the Put/Call Agreements and Right of First Refusal Agreements herein are presented as a summary of such agreements, which are or may be subject to additional terms and conditions as described in the applicable agreements. Put / Call Agreements Harrah’s Hoosier Park and Horseshoe Indianapolis: VICI has the right to call Harrah’s Hoosier Park and Horseshoe Indianapolis from Caesars at a 13.0x multiple (7.7% cap rate) of the initial annual rent of each facility in a sale leaseback transaction. Caesars has the right to put Harrah’s Hoosier Park and Horseshoe Indianapolis to VICI at a 12.5x multiple (8.0% cap rate) of the initial annual rent of each facility in a sale leaseback transaction. The put/call agreement can be exercised until December 31, 2024. Right of First Refusal (“ROFR”) Agreements Las Vegas Strip Assets(1): VICI has a ROFR to acquire the land and real estate assets of each of the first two of certain specified Las Vegas Strip assets should the properties be sold by Caesars, whether pursuant to an OpCo/PropCo or a WholeCo sale. The first property subject to the ROFR will be one of: Flamingo Las Vegas, Horseshoe Las Vegas, Paris Las Vegas and Planet Hollywood Resort & Casino. The second property subject to the ROFR will be selected from one of the aforementioned four properties plus The LINQ Hotel & Casino. (1) Caesars does not have a contractual obligation to sell the properties subject to the ROFR Agreements and will make an independent financial decision regarding whether to trigger the ROFR agreements and VICI will make an independent financial decision whether to purchase the properties. (2) Subject to any consent required from Caesars’ applicable joint venture partners. Caesars Forum Convention Center: VICI has the right to call the Caesars Forum Convention Center from Caesars at a 13.0x multiple (7.7% cap rate) of the initial annual rent in a sale leaseback transaction between September 18, 2025 and December 31, 2028. Caesars has the right to put the Caesars Forum Convention Center to VICI at a 13.0x multiple (7.7% cap rate) of the initial annual rent in a sale leaseback transaction until December 31, 2024. Horseshoe Casino Baltimore(1)(2): VICI has a ROFR to enter into a sale leaseback transaction with respect to the land and real estate assets of Horseshoe Baltimore should the property be sold by Caesars. Caesars Virginia Development(1)(2): VICI has a ROFR to enter into a sale leaseback transaction with respect to the land and real estate assets associated with the development of a new casino resort in Danville, Virginia by Caesars and EBCI.

26Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA OTHER EXPERIENTIAL EMBEDDED GROWTH PIPELINE The descriptions of the Call Agreements, Right of First Refusal Agreements, and Right of First Offer Agreements herein are presented as a summary of such agreements, which are or may be subject to additional terms and conditions as described in the applicable agreements. Canyon Ranch Lenox & Canyon Ranch Tucson: VICI has the right to call the real estate assets of each of Canyon Ranch Tucson and Canyon Ranch Lenox at pre-negotiated terms in a sale-leaseback transaction following stabilization, subject to certain conditions. If the call right(s) are exercised, Canyon Ranch would continue to operate the applicable wellness resort(s) subject to a long-term triple-net master lease with VICI. Call Right Agreements Longer Term Financing Partnerships Canyon Ranch Austin: VICI has the right to call the real estate assets of Canyon Ranch Austin at pre-negotiated terms in a sale-leaseback transaction for up to 24 months following stabilization, subject to certain conditions. If the call right is exercised, Canyon Ranch would continue to operate Canyon Ranch Austin subject to a long-term triple-net lease with VICI. Cabot Citrus Farms: VICI entered into a purchase and sale agreement, pursuant to which VICI will convert a portion of the Cabot Citrus Farms loan into the ownership of certain Cabot Citrus Farms real estate assets and simultaneously enter into a triple-net lease with Cabot that has an initial term of 25 years, with five 5-year tenant renewal options. Canyon Ranch: VICI entered into a right of first financing agreement pursuant to which VICI will have the first right, but not the obligation, to serve as the real estate capital financing partner for Canyon Ranch with respect to the acquisition, build-out and/or redevelopment of future greenfield and build-to- suit wellness resorts. Bowlero: VICI has a right of first offer to acquire the real estate assets of any current or future Bowlero asset should Bowlero elect to enter into a sale- leaseback transaction in the first 8 years of the lease term. Homefield KC and Margaritaville Resort: VICI has the option to call the real estate assets of the new Homefield Showcase Center, new Homefield Baseball Center, Homefield Sports and Training Complex – Olathe, and the Margaritaville Resort Kansas City, subject to certain conditions. If the call right is exercised, all of the properties, including the Margaritaville Resort, would be subject to a single long-term triple net master lease with VICI. Homefield: VICI entered into a right of first refusal agreement under which VICI has the right to acquire the real estate of any future Homefield properties in a sale-leaseback transaction if Homefield elects to monetize such assets. Cabot Highlands: In connection with VICI’s agreement in principle to provide additional financing for Cabot Highlands, VICI also agreed in principle to enter into a call right agreement to acquire a portion of the real estate assets upon stabilization of the resort, subject to negotiation of definitive documentation and other deal terms.

ANALYST COVERAGE

Covering Equity Analysts

Firm	Analyst	Phone	Email
BNP Paribas	Nate Crossett	(646) 725-3716	Nate.crossett@us.bnpparibas.com
BofA Securities	Shaun Kelley	(646) 855-1005	Shaun.kelley@bofa.com
Capital One Securities	Dan Guglielmo	(202) 213-6408	Daniel.guglielmo@capitalone.com
CBRE	John DeCree	(702) 691-3213	John.decree@cbre.com
Citi	Smedes Rose	(212) 816-6243	Smedes.rose@citi.com
Deutsche Bank	Carlo Santarelli	(212) 250-5815	Carlo.santarelli@db.com
Evercore ISI	Jim Kammert	(312) 705-4233	James.kammert@evercoreisi.com
Goldman Sachs	Caitlin Burrows	(212) 902-4736	Caitlin.burrows@gs.com
Green Street Advisors	Chris Darling	(949) 640-8780	Cdarling@greenstreet.com
Jefferies	David Katz	(212) 323-3355	Dkatz@jefferies.com
JMP Securities	Mitch Germain	(212) 906-3537	Mgermain@jmpsecurities.com
J.P. Morgan	Anthony Paolone	(212) 622-6682	Anthony.paolone@jpmorgan.com
Keybanc	Todd Thomas	(917) 368-2286	Tthomas@key.com
Macquarie Capital	Chad Beynon	(212) 231-2634	Chad.beynon@macquarie.com
Mizuho Securities	Haendel St. Juste	(212) 205-7860	Haendel.st.juste@mizuhogroup.com
Morgan Stanley	Ronald Kamdem	(212) 296-8319	Ronald.kamdem@morganstanley.com
Raymond James	RJ Milligan	(727) 567-2585	Rjmilligan@raymondjames.com
Robert W. Baird	Wesley Golladay	(216) 737-7510	Wgolladay@rwbaird.com
Scotiabank	Greg McGinniss	(212) 225-6906	Greg.mcginniss@scotiabank.com
Stifel Nicolaus	Simon Yarmak	(443) 224-1345	Yarmaks@stifel.com
Truist Securities	Barry Jonas	(212) 590-0998	Barry.jonas@truist.com
Wedbush	Rich Anderson	(212) 938-9949	Richard.anderson@wedbush.com
Wells Fargo	Connor Siversky	(212) 214-8069	Connor.siversky@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	Arosivach@wolferesearch.com

Covering Fixed Income Analysts

Firm	Analyst	Phone	Email
BofA Securities	James Kayler	(646) 855-9223	James.f.kayler@bofa.com
CBRE	Colin Mansfield	(702) 932-3812	Colin.mansfield@cbre.com
Deutsche Bank	Luis Chinchilla	(212) 250-9980	Luis.chinchilla@db.com
J.P. Morgan	Mark Streeter	(212) 834-5086	Mark.streeter@jpmorgan.com

VICI

Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA

27

28Q1 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA DEFINITIONS OF NON-GAAP FINANCIAL MEASURES FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by The National Association of Real Estate Investment Trusts (Nareit), we define FFO as net income (or loss) attributable to common stockholders (computed in accordance with GAAP) excluding (i) gains (or losses) from sales of certain real estate assets, (ii) depreciation and amortization related to real estate, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) our proportionate share of such adjustments from our investment in unconsolidated affiliate. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate our performance. We calculate AFFO by adding or subtracting from FFO non-cash leasing and financing adjustments, non-cash change in allowance for credit losses, non-cash stock-based compensation expense, transaction costs incurred in connection with the acquisition of real estate investments, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges related to non-depreciable real estate, gains (or losses) on debt extinguishment and interest rate swap settlements, other losses (gains), deferred income tax benefits and expenses, other non-recurring non-cash transactions, our proportionate share of non-cash adjustments from our investment in unconsolidated affiliate (including the amortization of any basis differences) with respect to certain of the foregoing and non- cash adjustments attributable to non-controlling interest with respect to certain of the foregoing. We calculate Adjusted EBITDA by adding or subtracting from AFFO contractual interest expense (including the impact of the forward-starting interest rate swaps and treasury locks) and interest income (collectively, interest expense, net), income tax expense and our proportionate share of such adjustments from our investment in unconsolidated affiliate. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP.